Exhibit 99.2

HRPT PROPERTIES TRUST

Third Quarter 2006

Supplemental Operating and Financial Data

All amounts in this report are unaudited, except for the

December 31, 2005 Consolidated Balance Sheet.

FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT CONTAINS STATEMENTS AND IMPLICATIONS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.   ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.

IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS ARE:

•                     CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS,

•                     COMPETITION WITHIN THE REAL ESTATE INDUSTRY OR THOSE INDUSTRIES IN WHICH OUR TENANTS OPERATE, AND

•                     CHANGES IN FEDERAL, STATE AND LOCAL LEGISLATION.

FOR EXAMPLE:

•                     SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF OUR PROPERTIES,

•                     RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE,

•                     OUR TENANTS MAY EXPERIENCE LOSSES AND BECOME UNABLE TO PAY OUR RENTS,

•                     CONTINGENCIES IN OUR COMMITTED ACQUISITIONS AND SALES MAY CAUSE THESE TRANSACTIONS NOT TO OCCUR OR TO BE DELAYED,

•                     WE MAY BE UNABLE TO IDENTIFY PROPERTIES WHICH WE WANT TO BUY OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, AND

OTHER RISKS MAY ADVERSELY IMPACT US, AS DESCRIBED MORE FULLY IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2005, UNDER “ITEM 1A. RISK FACTORS.”

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2006

COMPANY PROFILE

The Company:

HRPT Properties Trust, or HRPT, is a real estate investment trust, or REIT, which primarily owns office buildings located throughout the United States.  The majority of our properties are commercial office buildings located in central business district, or CBD, and suburban areas of major metropolitan markets.  At September 30, 2006, we also owned approximately 18 million square feet of leased industrial and commercial lands in Oahu, Hawaii.  We have large concentrations of properties leased to the U.S. Government and medical related tenants.  We have been investment grade rated since 1994 and we are included in a number of financial indices, including the Russell 1000®, the MSCI US REIT Index and the S&P REIT Composite Index.

Strategy:

Our primary business strategy is to efficiently operate our properties to maintain high occupancies, at market rents, with strong credit quality tenants.  We attempt to maintain an investment portfolio that is balanced between “security” and “growth”.  The security part of our portfolio includes properties that are long term leased or leased to tenants we believe are likely to renew their occupancy, such as government agencies, tenants in medical related industries and our leased lands in Hawaii.  The growth part of our portfolio includes our multi-tenant commercial office buildings, which we believe may generate higher rents and appreciate in value in the future because of their physical qualities and locations.  Although we sometimes sell properties, we consider ourselves to be a long term investor and are more interested in the long term earnings potential of our properties than selling properties for short term gains.  We currently do not have any investments in joint venture or off balance sheet entities.  We generally do not undertake speculative development, but we will sometimes do a build to suit project.

Management:

HRPT is managed by Reit Management & Research LLC, or RMR.  RMR was founded in 1986 to manage public investments in real estate.  As of September 30, 2006, RMR managed one of the largest portfolios of publicly owned real estate in the United States, including over 1,000 properties with nearly 91 million square feet located in 43 states, Washington, DC, Puerto Rico and Ontario, Canada.  RMR has approximately 450 employees in its headquarters and regional offices located throughout the country.  In addition to managing HRPT, RMR and its affiliates also manage Hospitality Properties Trust, a publicly traded REIT that owns hotels, Senior Housing Properties Trust, a publicly traded REIT that owns senior living properties, and five mutual funds which invest in unaffiliated real estate companies.  The public companies managed by RMR and its affiliates had combined total market capitalization of over $13 billion as of September 30, 2006.  We believe that being managed by RMR is a competitive advantage for HRPT because RMR provides HRPT with a depth and quality of management and experience which may be unequaled in the real estate industry.  We also believe RMR is able to provide management services to HRPT at costs that are lower than HRPT would have to pay for similar quality services.

Corporate Headquarters:

400 Centre Street

Newton, MA  02458

(t)  (617) 332-3990

(f)  (617) 332-2261

Stock Exchange Listing:

New York Stock Exchange

Trading Symbols:

Common Stock — HRP

Preferred Stock Series B — HRP-B

Preferred Stock Series C — HRP-C

Preferred Stock Series D — HRP-D

Senior Unsecured Debt Ratings:

Moody’s — Baa2

Standard & Poor’s — BBB

Portfolio Data (as of 9/30/06) (1):

Total properties	487
Total sq. ft. (000s)	58,070
Percent leased	93.4%

Portfolio Concentration by Sq. Ft. (as of 9/30/06) (1):

	Office	Industrial	Total
CBD	19.5%	0.3%	19.8%
Suburban	38.9%	41.3%	80.2%
Total	58.4%	41.6%	100.0%

Portfolio Concentration by NOI (Q3 2006) (1) (2):

	Office	Industrial	Total
CBD	32.8%	0.2%	33.0%
Suburban	49.2%	17.8%	67.0%
Total	82.0%	18.0%	100.0%

Portfolio Concentration by Major Market (1):

	9/30/06	Q3 2006
	Sq. Ft.	NOI (2)
Metro Philadelphia, PA	9.4%	13.9%
Oahu, HI	30.9%	10.9%
Metro Washington, DC	4.6%	10.1%
Metro Boston, MA	4.7%	8.1%
Southern California	2.5%	7.0%
Metro Austin, TX	4.8%	4.2%
Other Markets	43.1%	45.8%
Total	100.0%	100.0%

(1)	Excludes properties classified in discontinued operations.
(2)

We compute NOI, or property net operating income, as rental income from real estate less property operating expenses; NOI excludes income from other investments; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2006

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

Patrick F. Donelan	Frederick N. Zeytoonjian
Independent Trustee	Independent Trustee

William A. Lamkin
Independent Trustee

Senior Management

John A. Mannix	David M. Lepore
President and Chief Operating Officer	Senior Vice President

John C. Popeo	Jennifer B. Clark
Treasurer, Chief Financial Officer and Secretary	Senior Vice President

Contact Information

Investor Relations	Inquiries
HRPT Properties Trust	Financial inquiries should be directed to John C. Popeo,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 332-3990
Newton, MA 02458	or jpopeo@reitmr.com.
(t) (617) 332-3990
(f) (617) 332-2261	Investor and media inquiries should be directed to
(email) info@hrpreit.com	Timothy A. Bonang, Manager of Investor Relations, at
(website) www.hrpreit.com	(617) 796-8149 or tbonang@reitmr.com.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2006

RESEARCH COVERAGE

Equity Research Coverage

A.G. Edwards & Sons	RBC Capital Markets
Scott Sedlak	Sri Nagaragan
(314) 955-2883	(212) 428-2360

Cantor Fitzgerald	Citigroup
Philip Martin	Michael Bilerman
(312) 469-7485	(212) 816-1383

Ferris, Baker Watts	Stifel, Nicolaus
Charles Place	John Guinee
(410) 659-4657	(410) 454-5520

Merrill Lynch	Wachovia Securities
Christopher Pike	Stephen Swett
(212) 449-1153	(212) 214-5050

Raymond James
Paul Puryear
(727) 573-3800

Debt Research Coverage

Banc of America Securities	Credit Suisse First Boston
Chris Brown	Matthew Lynch
(704) 386-2524	(212) 325-6456

Bear Stearns & Company	Merrill Lynch
Susan Berliner	John Forrey
(212) 272-3824	(212) 449-1812

Citigroup	Wachovia Securities
Thomas Cook	Dan Sullivan
(212) 723-1112	(704) 383-6441

Rating Agencies

Moody’s Investors Service	Standard and Poor’s
Lori Marks	Linda Phelps
(212) 553-1098	(212) 438-3059

HRPT is followed by the analysts and its publicly held debt and preferred shares are rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding HRPT’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HRPT or its management.  HRPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2006

KEY FINANCIAL DATA

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	9/30/2006		6/30/2006		3/31/2006		12/31/2005		9/30/2005

Shares Outstanding:
Common shares outstanding (at end of period)	210,037		209,986		209,861		209,861		209,861
Preferred shares outstanding (at end of period)	18,000		18,000		18,000		20,000		20,000
Weighted average common shares and units outstanding - basic and diluted (1)	209,992		209,968		209,861		209,861		201,459

Common Share Data:
Price at end of period	$11.95		$11.56		$11.74		$10.35		$12.41
High during period	$12.22		$11.80		$12.09		$12.51		$13.25
Low during period	$10.80		$10.50		$10.30		$10.18		$11.75
Annualized dividends paid per share	$0.84		$0.84		$0.84		$0.84		$0.84
Annualized dividend yield (at end of period)	7.0%		7.3%		7.2%		8.1%		6.8%

Market Capitalization:
Total debt (book value)	$2,639,621		$2,611,077		$2,513,246		$2,520,156		$2,333,543
Plus: market value of preferred shares (at end of period)	464,160		458,220		467,940		514,240		523,880
Plus: market value of common shares (at end of period)	2,509,942		2,427,438		2,463,768		2,172,061		2,604,375
Total market capitalization	$5,613,723		$5,496,735		$5,444,954		$5,206,457		$5,461,798
Total debt / total market capitalization	47.0%		47.5%		46.2%		48.4%		42.7%

Book Capitalization:
Total debt	$2,639,621		$2,611,077		$2,513,246		$2,520,156		$2,333,543
Plus: total stockholders’ equity	2,641,881		2,663,253		2,683,827		2,645,486		2,657,350
Total book capitalization	$5,281,502		$5,274,330		$5,197,073		$5,165,642		$4,990,893
Total debt / total book capitalization	50.0%		49.5%		48.4%		48.8%		46.8%

Selected Balance Sheet Data:
Total assets	$5,454,778		$5,441,519		$5,355,189		$5,327,167		$5,154,048
Total liabilities	$2,812,897		$2,778,266		$2,671,362		$2,681,681		$2,496,698
Gross book value of real estate assets (2)	$5,773,686		$5,756,687		$5,615,904		$5,398,394		$5,210,972
Equity investments in former subsidiaries (book value)	$—		$—		$—		$194,297		$205,498
Total debt / gross book value of real estate plus equity investments in former subsidiaries (2)	45.7%		45.4%		44.8%		45.1%		43.1%

Selected Income Statement Data (3):
Rental income	$202,542		$197,957		$189,559		$186,066		$183,372
EBITDA (4)	$114,429		$113,769		$119,562		$114,683		$115,921
Property net operating income (NOI) (5)	$122,323		$121,998		$117,756		$112,328		$114,005
NOI margin (6)	60.4%		61.6%		62.1%		60.4%		62.2%
Net income	$31,354		$31,514		$149,835		$43,706		$38,297
Preferred distributions	$(9,234)		$(9,234)		$(11,508)		$(11,500)		$(11,500)
Excess redemption price paid over carrying value of preferred shares	$—		$—		$(6,914)		$—		$—
Net income available for common shareholders	$22,120		$22,280		$131,413		$32,206		$26,797
Funds from operations (FFO) (7)	$71,260		$71,915		$76,248		$74,055		$76,438
FFO available for common shareholders (7)	$62,026		$62,681		$64,740		$62,555		$64,938
Common distributions paid	$44,097		$44,095		$44,071		$44,070		$41,963

Per Share Data:
Net income available for common shareholders	$0.11		$0.11		$0.63		$0.15		$0.13
FFO available for common shareholders (7)	$0.30		$0.30		$0.31		$0.30		$0.32
Common distributions paid	$0.21		$0.21		$0.21		$0.21		$0.21
FFO payout ratio	70.0%		70.0%		67.7%		70.0%		65.6%

Coverage Ratios:
EBITDA (4) / interest expense	2.7	x	2.7	x	2.9	x	3.0	x	3.3	x
EBITDA (4) / interest expense and preferred distributions	2.2	x	2.2	x	2.3	x	2.3	x	2.5	x

(1)    On 9/30/06, HRPT had no outstanding common share equivalents, such as units, convertible debt or stock options.

(2)    Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations less impairment writedowns, if any.

(3)    Results as of and for the three months ended 3/31/2006, 6/30/06 and 9/30/06 exclude properties classified in discontinued operations, if any; prior periods reflect amounts previously reported and excludes retroactive adjustments for properties reclassified to discontinued operations in the current period.

(4)    See page 13 for calculation of EBITDA.

(5)    Property net operating income, or NOI, is defined as rental income from real estate less property operating expenses; NOI excludes income from other investments; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

(6)    NOI margin is defined as property net operating income, or NOI, as a percentage of rental income.

(7)    See page 15 for calculation of FFO and FFO available for common shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2006

CONSOLIDATED BALANCE SHEETS

(amounts in thousands, except share data)

	As of September 30, 2006	As of December 31, 2005
		(audited)
ASSETS
Real estate properties:
Land	$1,112,035	$1,080,563
Buildings and improvements	4,472,412	4,144,011
	5,584,447	5,224,574
Accumulated depreciation	(639,132)	(548,460)
	4,945,315	4,676,114
Properties held for sale	2,725	10,779
Acquired real estate leases	164,155	161,787
Equity investments in former subsidiaries	—	194,297
Cash and cash equivalents	33,458	19,445
Restricted cash	22,775	18,348
Rents receivable, net of allowance for doubtful accounts of $3,696 and $3,767, respectively	165,691	145,385
Other assets, net	120,659	101,012
Total assets	$5,454,778	$5,327,167

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$310,000	$256,000
Senior unsecured debt, net	1,940,878	1,889,991
Mortgage notes payable, net	388,743	374,165
Accounts payable and accrued expenses	75,796	80,125
Acquired real estate lease obligations	42,472	38,987
Rent collected in advance	20,211	17,858
Security deposits	15,154	13,679
Due to affiliates	19,643	10,876
Total liabilities	2,812,897	2,681,681

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value:
50,000,000 shares authorized;
Series A preferred shares; 9 7/8% cumulative redeemable at par on February 22, 2006; zero and 8,000,000 shares issued and outstanding, respectively, aggregate liquidation preference $200,000	—	193,086
Series B preferred shares; 8 3/4% cumulative redeemable at par on September 12, 2007; 12,000,000 shares issued and outstanding, aggregate liquidation preference $300,000	289,849	289,849
Series C preferred shares; 7 1/8% cumulative redeemable at par on February 15, 2011; 6,000,000 and zero shares issued and outstanding, respectively, aggregate liquidation preference $150,000	145,015	—
Common shares of beneficial interest, $0.01 par value:
250,000,000 shares authorized; 210,036,590 and 209,860,625 shares issued and outstanding, respectively	2,100	2,099
Additional paid in capital	2,774,270	2,779,159
Cumulative net income	1,665,477	1,452,774
Cumulative common distributions	(2,027,081)	(1,894,818)
Cumulative preferred distributions	(207,749)	(176,663)
Total shareholders’ equity	2,641,881	2,645,486
Total liabilities and shareholders’ equity	$5,454,778	$5,327,167

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2006

CONSOLIDATED STATEMENTS OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2006	9/30/2005	9/30/2006	9/30/2005

Rental income (1)	$202,542	$182,894	$590,058	$523,262

Expenses:
Operating expenses	80,219	69,173	227,981	196,014
Depreciation and amortization	41,064	34,490	119,109	100,417
General and administrative	8,513	9,102	24,926	23,430
Total expenses	129,796	112,765	372,016	319,861

Operating income	72,746	70,129	218,042	203,401

Interest income	573	408	2,118	1,289
Interest expense (including amortization of note discounts and premiums and deferred financing fees of $1,105, $392, $3,348 and $1,725, respectively)	(43,169)	(35,628)	(126,317)	(105,967)
Loss on early extinguishment of debt	—	(168)	(1,659)	(168)
Equity in earnings of equity investments (2)	—	3,494	3,136	9,940
Gain on sale of equity investments (2)	—	—	116,287	—
Gain on issuance of shares by equity investees (2)	—	—	—	4,708
Income from continuing operations	30,150	38,235	211,607	113,203
Income (loss) from discontinued operations	32	62	(76)	483
Gain on sale of properties	1,172	—	1,172	7,592
Net income	31,354	38,297	212,703	121,278
Preferred distributions	(9,234)	(11,500)	(29,976)	(34,500)
Excess redemption price paid over carrying value of preferred shares (3)	—	—	(6,914)	—
Net income available for common shareholders	$22,120	$26,797	$175,813	$86,778

Weighted average common shares outstanding	209,992	201,459	209,941	193,778

Basic and diluted earnings per common share:
Income from continuing operations	$0.10	$0.13	$0.83	$0.41
Income (loss) from discontinued operations	$—	$—	$—	$—
Net income available for common shareholders	$0.11	$0.13	$0.84	$0.45

Additional Data:
General and administrative expenses / rental income	4.20%	4.98%	4.22%	4.48%
General and administrative expenses / total assets (at end of period)	0.16%	0.18%	0.46%	0.45%

Non cash straight line rent adjustments (FAS 13) (1)	$7,835	$9,006	$17,892	$21,256
Lease value amortization (FAS 141) (1)	$(2,427)	$(1,544)	$(7,909)	$(5,011)
Lease termination fees included in rental income	$50	$3,100	$550	$3,535
Capitalized interest expense	$—	$—	$—	$—

(1)             We report rental income on a straight line basis over the terms of the respective leases; rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities.

(2)             We accounted for our former common share investments in Senior Housing Properties Trust, or Senior Housing, and Hospitality Properties Trust, or Hospitality Properties, using the equity method of accounting.  In March 2006, we sold all our 4,000 shares of Hospitality Properties in an underwritten public offering for $179,000 ($175,269 net of commissions and other expenses) and we recognized a gain of $77,221, and we sold all our 7,711 shares of Senior Housing in an underwritten public offering for $135,709 ($133,064 net of commissions and other expenses) and we recognized a gain of $39,066.

(3)             In March 2006, we redeemed all our 8 million series A preferred shares for their liquidation preference of $25/share plus accrued and unpaid distributions through the date of the redemption.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2006

CONSOLIDATED STATEMENTS OF CASH FLOWS

(amounts in thousands)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2006	9/30/2005	9/30/2006	9/30/2005
Cash flows from operating activities:
Net income	$31,354	$38,297	$212,703	$121,278
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	33,155	27,928	96,452	82,806
Amortization of note discounts and premiums and deferred financing fees	1,105	392	3,348	1,725
Amortization of acquired real estate leases	7,527	5,970	22,495	16,625
Other amortization	2,820	2,240	8,191	6,484
Loss on early extinguishment of debt	—	—	1,659	—
Equity in earnings of equity investments	—	(3,494)	(3,136)	(9,940)
Gain on sale of equity investments	—	—	(116,287)	—
Gain on issuance of shares by equity investees	—	—	—	(4,708)
Distributions of earnings from equity investments	—	3,494	3,136	9,940
Gain on sale of properties	(1,172)	—	(1,172)	(7,592)
Change in assets and liabilities:
(Increase) decrease in restricted cash	(6,844)	5,187	(4,427)	5,162
Increase in rents receivable and other assets	(30,400)	(25,397)	(44,349)	(54,518)
Decrease in accounts payable and accrued expenses	(3,933)	(8,144)	(4,329)	(2,715)
(Decrease) increase in rent collected in advance	(323)	2,012	2,353	4,852
Increase in security deposits	73	818	1,475	1,759
Increase in due to affiliates	12,098	14,360	8,767	9,396
Cash provided by operating activities	45,460	63,663	186,879	180,554

Cash flows from investing activities:
Real estate acquisitions and improvements	(27,080)	(158,252)	(366,370)	(411,277)
Distributions in excess of earnings from equity investments	—	2,157	2,251	7,014
Proceeds from sale of properties	6,231	—	6,231	20,078
Proceeds from sale of equity investments	—	—	308,333	—
Cash used for investing activities	(20,849)	(156,095)	(49,555)	(384,185)

Cash flows from financing activities:
Proceeds from issuance of preferred shares, net	—	—	145,015	—
Redemption of preferred shares	—	—	(200,000)	—
Proceeds from issuance of common shares, net	—	124,957	—	383,974
Proceeds from borrowings	80,000	242,000	1,044,000	622,000
Payments on borrowings	(51,740)	(218,401)	(945,950)	(642,248)
Deferred financing fees	(1,180)	(68)	(3,027)	(4,881)
Distributions to common shareholders	(44,097)	(41,963)	(132,263)	(121,161)
Distributions to preferred shareholders	(9,235)	(11,500)	(31,086)	(34,500)
Cash (used for) provided by financing activities	(26,252)	95,025	(123,311)	203,184

(Decrease) increase in cash and cash equivalents	(1,641)	2,593	14,013	(447)
Cash and cash equivalents at beginning of period	35,099	18,921	19,445	21,961
Cash and cash equivalents at end of period	$33,458	$21,514	$33,458	$21,514

Supplemental cash flow information:
Interest paid	$52,621	$48,595	$131,809	$120,666

Non-cash investing activities:
Real estate acquisitions	$—	$—	$(20,585)	$—

Non-cash financing activities:
Issuance of common shares	$606	$512	$2,026	$565
Assumption of mortgage notes payable	—	—	20,585	—

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2006

CALCULATION OF EBITDA

(amounts in thousands)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2006	9/30/2005	9/30/2006	9/30/2005

Net income	$31,354	$38,297	$212,703	$121,278
Plus: interest expense	43,169	35,628	126,317	105,967
Plus: income taxes	—	—	—	—
Plus: depreciation and amortization	41,078	34,595	119,230	100,905
Plus: loss on early extinguishment of debt	—	168	1,659	168
Less: gain on sale of properties	(1,172)	—	(1,172)	(7,592)
Less: gain on sale of equity investments (1)	—	—	(116,287)	—
Less: gain on issuance of shares by equity investees (1)	—	—	—	(4,708)
Less: equity in earnings of equity investments (1)	—	(3,494)	(3,136)	(9,940)
Plus: EBITDA from equity investments (1)	—	10,727	8,446	28,395
EBITDA	$114,429	$115,921	$347,760	$334,473

(1)

We accounted for our former common share investments in Senior Housing and Hospitality Properties using the equity method of accounting. In March 2006, we sold all our 4,000 shares of Hospitality Properties in an underwritten public offering for $179,000 ($175,269 net of commissions and other expenses) and we recognized a gain of $77,221, and we sold all our 7,711 shares of Senior Housing in an underwritten public offering for $135,709 ($133,064 net of commissions and other expenses) and we recognized a gain of $39,066.

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income less gains on equity transactions of equity investments and gains on sales of properties, plus loss on early extinguishment of debt, interest expense, depreciation and amortization and the difference between EBITDA and earnings from equity investments.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities.  We believe EBITDA provides useful information to investors because, by excluding the effects of certain historical costs, such as interest, depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performances among REITs.  EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2006

CALCULATION AND RECONCILIATION OF PROPERTY NET OPERATING INCOME (NOI)

(amounts in thousands)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2006	9/30/2005	9/30/2006	9/30/2005

Calculation of NOI (1):
Rental income	$202,542	$182,894	$590,058	$523,262
Operating expenses	(80,219)	(69,173)	(227,981)	(196,014)
Property net operating income (NOI)	$122,323	$113,721	$362,077	$327,248

Reconciliation of NOI to Net Income Available for Common Shareholders:

Property net operating income	$122,323	$113,721	$362,077	$327,248
Depreciation and amortization	(41,064)	(34,490)	(119,109)	(100,417)
General and administrative	(8,513)	(9,102)	(24,926)	(23,430)
Operating income	72,746	70,129	218,042	203,401

Interest income	573	408	2,118	1,289
Interest expense	(43,169)	(35,628)	(126,317)	(105,967)
Loss on early extinguishment of debt	—	(168)	(1,659)	(168)
Equity in earnings of equity investments (2)	—	3,494	3,136	9,940
Gain on sale of equity investments (2)	—	—	116,287	—
Gain on issuance of shares by equity investees (2)	—	—	—	4,708
Income from continuing operations	30,150	38,235	211,607	113,203

Income (loss) from discontinued operations	32	62	(76)	483
Gain on sale of properties	1,172	—	1,172	7,592
Net income	31,354	38,297	212,703	121,278

Preferred distributions	(9,234)	(11,500)	(29,976)	(34,500)
Excess redemption price paid over carrying value of preferred shares	—	—	(6,914)	—
Net income available for common shareholders	$22,120	$26,797	$175,813	$86,778

(1)             Excludes properties classified in discontinued operations.

(2)             We accounted for our former common share investments in Senior Housing and Hospitality Properties using the equity method of accounting.  In March 2006, we sold all our 4,000 shares of Hospitality Properties in an underwritten public offering for $179,000 ($175,269 net of commissions and other expenses) and we recognized a gain of $77,221, and we sold all our 7,711 shares of Senior Housing in an underwritten public offering for $135,709 ($133,064 net of commissions and other expenses) and we recognized a gain of $39,066.

We compute NOI as shown above.  We consider NOI to be an appropriate supplemental measure to net income available for common shareholders because it helps both investors and management to understand the operations of our properties.  We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our results of operations because it reflects only those income and expense items that are incurred at the property level.  Our management also uses NOI to evaluate individual, regional and company-wide property level performance.  NOI excludes certain components from net income available for common shareholders in order to provide results that are more closely related to our properties’ results of operations.  NOI does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income, net income available for common shareholders or cash flow from operating activities as a measure of financial performance.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2006

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2006	9/30/2005	9/30/2006	9/30/2005

Net income	$31,354	$38,297	$212,703	$121,278
Plus: depreciation and amortization	41,078	34,595	119,230	100,905
Loss on early extinguishment of debt:
Add: amount included in expenses	—	168	1,659	168
Less: portion settled in cash	—	(168)	—	(168)
Less: gain on sale of properties	(1,172)	—	(1,172)	(7,592)
Less: gain on sale of equity investments (1)	—	—	(116,287)	—
Less: gain on issuance of shares by equity investees (1)	—	—	—	(4,708)
Less: equity in earnings of equity investments (1)	—	(3,494)	(3,136)	(9,940)
Plus: FFO from equity investments (1)	—	7,040	6,426	21,076
FFO	71,260	76,438	219,423	221,019
Less: preferred distributions	(9,234)	(11,500)	(29,976)	(34,500)
FFO available for common shareholders	$62,026	$64,938	$189,447	$186,519

Weighted average shares outstanding	209,992	201,459	209,941	193,778

FFO available for common shareholders per share	$0.30	$0.32	$0.90	$0.96

(1)             We accounted for our former common share investments in Senior Housing and Hospitality Properties using the equity method of accounting.  In March 2006, we sold all our 4,000 shares of Hospitality Properties in an underwritten public offering for $179,000 ($175,269 net of commissions and other expenses) and we recognized a gain of $77,221, and we sold all our 7,711 shares of Senior Housing in an underwritten public offering for $135,709 ($133,064 net of commissions and other expenses) and we recognized a gain of $39,066.

We compute FFO and FFO available for common shareholders as shown above.  Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition because we add loss on early extinguishment of debt unless settled in cash.  We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical costs, such as depreciation expense and gains or losses on sales of properties, FFO can facilitate a comparison of current operating performances among REITs.  FFO does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  FFO is one important factor considered by our Board of Trustees in determining the amount of distributions to shareholders.  Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving credit facility and public debt covenants, the availability of debt and equity capital to us and our expectations of future capital requirements and operating performance.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2006

SUMMARY RESULTS OF OPERATIONS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Nine Months Ended (1)
	9/30/2006	9/30/2005	9/30/2006	9/30/2005

Number of Properties:

Office	348	294	348	294
Industrial	139	135	139	135
Total	487	429	487	429

CBD	50	50	50	50
Suburban	437	379	437	379
Total	487	429	487	429

Square Feet (2):

Office	33,944	30,262	33,944	30,262
Industrial	24,126	23,768	24,126	23,768
Total	58,070	54,030	58,070	54,030

CBD	11,493	11,489	11,493	11,489
Suburban	46,577	42,541	46,577	42,541
Total	58,070	54,030	58,070	54,030

Percent Leased (3):

Office	91.1%	91.9%	91.1%	91.9%
Industrial	96.7%	96.5%	96.7%	96.5%
Total	93.4%	93.9%	93.4%	93.9%

CBD	91.8%	92.7%	91.8%	92.7%
Suburban	93.8%	94.2%	93.8%	94.2%
Total	93.4%	93.9%	93.4%	93.9%

Rental Income (4):

Office	$172,669	$154,980	$504,358	$445,700
Industrial	29,873	27,914	85,700	77,562
Total	$202,542	$182,894	$590,058	$523,262

CBD	$72,673	$72,816	$215,810	$208,860
Suburban	129,869	110,078	374,248	314,402
Total	$202,542	$182,894	$590,058	$523,262

Property Net Operating Income (NOI) (5):

Office	$100,389	$93,971	$299,480	$272,787
Industrial	21,934	19,750	62,597	54,461
Total	$122,323	$113,721	$362,077	$327,248

CBD	$40,350	$41,424	$120,855	$119,950
Suburban	81,973	72,297	241,222	207,298
Total	$122,323	$113,721	$362,077	$327,248

NOI Margin (6):

Office	58.1%	60.6%	59.4%	61.2%
Industrial	73.4%	70.8%	73.0%	70.2%
Total	60.4%	62.2%	61.4%	62.5%

CBD	55.5%	56.9%	56.0%	57.4%
Suburban	63.1%	65.7%	64.5%	65.9%
Total	60.4%	62.2%	61.4%	62.5%

(1)    Excludes properties classified in discontinued operations.

(2)    Prior periods exclude space remeasurements made during the current period.

(3)    Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)    Includes some triple net lease rental income.

(5)    Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

(6)    NOI margin is defined as NOI as a percentage of rental income.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2006

SUMMARY RESULTS OF OPERATIONS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Nine Months Ended (1)
	9/30/2006	9/30/2005	9/30/2006	9/30/2005
Number of Properties:
Metro Philadelphia, PA	21	21	21	21
Oahu, HI	56	53	56	53
Metro Washington, DC	20	20	20	20
Metro Boston, MA	36	36	36	36
Southern California	24	24	24	24
Metro Austin, TX	26	26	26	26
Other markets	304	249	304	249
Total	487	429	487	429

Square Feet (2):
Metro Philadelphia, PA	5,453	5,454	5,453	5,454
Oahu, HI	17,929	17,879	17,929	17,879
Metro Washington, DC	2,645	2,645	2,645	2,645
Metro Boston, MA	2,740	2,738	2,740	2,738
Southern California	1,444	1,444	1,444	1,444
Metro Austin, TX	2,808	2,806	2,808	2,806
Other markets	25,051	21,064	25,051	21,064
Total	58,070	54,030	58,070	54,030

Percent Leased (3):
Metro Philadelphia, PA	90.6%	93.0%	90.6%	93.0%
Oahu, HI	97.3%	97.6%	97.3%	97.6%
Metro Washington, DC	96.6%	95.3%	96.6%	95.3%
Metro Boston, MA	98.7%	96.8%	98.7%	96.8%
Southern California	97.8%	98.0%	97.8%	98.0%
Metro Austin, TX	93.9%	88.6%	93.9%	88.6%
Other markets	90.0%	90.9%	90.0%	90.9%
Total	93.4%	93.9%	93.4%	93.9%

Rental Income (4):
Metro Philadelphia, PA	$31,784	$33,761	$95,277	$100,490
Oahu, HI	16,369	14,462	45,580	36,724
Metro Washington, DC	19,972	19,741	59,182	57,461
Metro Boston, MA	15,517	15,093	45,545	43,157
Southern California	12,323	12,457	36,128	35,525
Metro Austin, TX	10,752	9,637	31,705	29,109
Other markets	95,825	77,743	276,641	220,796
Total	$202,542	$182,894	$590,058	$523,262

Property Net Operating Income (NOI) (5):
Metro Philadelphia, PA	$17,025	$18,641	$51,096	$55,509
Oahu, HI	13,274	11,568	37,033	29,431
Metro Washington, DC	12,333	12,651	37,068	37,298
Metro Boston, MA	9,917	10,074	29,920	29,268
Southern California	8,522	8,630	25,084	24,093
Metro Austin, TX	5,197	4,352	15,807	13,655
Other markets	56,055	47,805	166,069	137,994
Total	$122,323	$113,721	$362,077	$327,248

NOI Margin (6):
Metro Philadelphia, PA	53.6%	55.2%	53.6%	55.2%
Oahu, HI	81.1%	80.0%	81.2%	80.1%
Metro Washington, DC	61.8%	64.1%	62.6%	64.9%
Metro Boston, MA	63.9%	66.7%	65.7%	67.8%
Southern California	69.2%	69.3%	69.4%	67.8%
Metro Austin, TX	48.3%	45.2%	49.9%	46.9%
Other markets	58.5%	61.5%	60.0%	62.5%
Total	60.4%	62.2%	61.4%	62.5%

(1)    Excludes properties classified in discontinued operations.

(2)    Prior periods exclude space remeasurements made during the current period.

(3)    Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)    Includes some triple net lease rental income.

(5)    Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

(6)    NOI margin is defined as NOI as a percentage of rental income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2006

SAME PROPERTY RESULTS AND ANALYSIS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Nine Months Ended (2)
	9/30/2006	9/30/2005	9/30/2006	9/30/2005
Office:
Properties	275	275	273	273
Total sq. ft.	28,972	28,972	28,270	28,270
Percent leased (3)	91.3%	92.3%	91.1%	92.2%
Rental income (4)	$151,967	$153,746	$441,288	$439,119
Property net operating income (NOI) (5)	$88,559	$93,273	$261,915	$268,781
NOI % growth	-5.1%		-2.6%

Industrial:
Properties	135	135	94	94
Total sq. ft.	23,778	23,778	15,476	15,476
Percent leased (3)	96.8%	96.4%	97.9%	97.6%
Rental income (4)	$29,514	$27,639	$75,702	$74,139
Property net operating income (NOI) (5)	$21,611	$19,482	$54,189	$51,402
NOI % growth	10.9%		5.4%

CBD:
Properties	50	50	49	49
Total sq. ft.	11,493	11,493	10,862	10,862
Percent leased (3)	91.8%	92.7%	91.5%	92.5%
Rental income (4)	$72,673	$72,815	$206,102	$203,868
Property net operating income (NOI) (5)	$40,350	$41,424	$115,080	$116,872
NOI % growth	-2.6%		-1.5%

Suburban:
Properties	360	360	318	318
Total sq. ft.	41,257	41,257	32,884	32,884
Percent leased (3)	94.3%	94.6%	94.2%	94.7%
Rental income (4)	$108,808	$108,570	$310,888	$309,390
Property net operating income (NOI) (5)	$69,820	$71,331	$201,024	$203,311
NOI % growth	-2.1%		-1.1%

Total:
Properties	410	410	367	367
Total sq. ft.	52,750	52,750	43,746	43,746
Percent leased (3)	93.8%	94.2%	93.5%	94.1%
Rental income (4)	$181,481	$181,385	$516,990	$513,258
Property net operating income (NOI) (5)	$110,170	$112,755	$316,104	$320,183
NOI % growth	-2.3%		-1.3%

(1)             Based on properties owned continuously since 7/1/2005 and excludes properties classified in discontinued operations.

(2)             Based on properties owned continuously since 1/1/2005 and excludes properties classified in discontinued operations.

(3)             Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)             Includes some triple net lease rental income.

(5)             Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2006

SAME PROPERTY RESULTS AND ANALYSIS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Nine Months Ended (2)
	9/30/2006	9/30/2005	9/30/2006	9/30/2005
Metro Philadelphia, PA:
Properties	21	21	21	21
Total sq. ft.	5,453	5,453	5,453	5,453
Percent leased (3)	90.6%	93.0%	90.6%	93.0%
Rental income (4)	$31,784	$33,761	$95,277	$100,490
Property net operating income (NOI) (5)	$17,025	$18,641	$51,096	$55,509
NOI % growth	-8.7%		-8.0%

Oahu, HI:
Properties	53	53	12	12
Total sq. ft.	17,889	17,889	9,587	9,587
Percent leased (3)	97.5%	97.5%	99.8%	99.2%
Rental income (4)	$16,377	$14,188	$36,255	$33,301
Property net operating income (NOI) (5)	$13,284	$11,300	$29,221	$26,373
NOI % growth	17.6%		10.8%

Metro Washington, D.C.:
Properties	20	20	20	20
Total sq. ft.	2,645	2,645	2,645	2,645
Percent leased (3)	96.6%	95.3%	96.6%	95.3%
Rental income (4)	$19,972	$19,741	$59,182	$57,461
Property net operating income (NOI) (5)	$12,333	$12,651	$37,068	$37,298
NOI % growth	-2.5%		-0.6%

Metro Boston, MA:
Properties	36	36	36	36
Total sq. ft.	2,740	2,740	2,740	2,740
Percent leased (3)	98.7%	96.8%	98.7%	96.8%
Rental income (4)	$15,517	$15,093	$45,545	$43,157
Property net operating income (NOI) (5)	$9,917	$10,074	$29,920	$29,268
NOI % growth	-1.6%		2.2%

Southern California:
Properties	24	24	24	24
Total sq. ft.	1,444	1,444	1,444	1,444
Percent leased (3)	97.8%	98.0%	97.8%	98.0%
Rental income (4)	$12,323	$12,457	$36,128	$35,525
Property net operating income (NOI) (5)	$8,522	$8,630	$25,084	$24,093
NOI % growth	-1.3%		4.1%

Metro Austin, TX:
Properties	26	26	26	26
Total sq. ft.	2,808	2,808	2,808	2,808
Percent leased (3)	93.9%	88.6%	93.9%	88.6%
Rental income (4)	$10,752	$9,637	$31,705	$29,109
Property net operating income (NOI) (5)	$5,197	$4,352	$15,807	$13,655
NOI % growth	19.4%		15.8%

Other Markets:
Properties	230	230	228	228
Total sq. ft.	19,771	19,771	19,069	19,069
Percent leased (3)	89.8%	91.5%	89.6%	91.3%
Rental income (4)	$74,756	$76,508	$212,898	$214,215
Property net operating income (NOI) (5)	$43,892	$47,107	$127,908	$133,987
NOI % growth	-6.8%		-4.5%

Total:
Properties	410	410	367	367
Total sq. ft.	52,750	52,750	43,746	43,746
Percent leased (3)	93.8%	94.2%	93.5%	94.1%
Rental income (4)	$181,481	$181,385	$516,990	$513,258
Property net operating income (NOI) (5)	$110,170	$112,755	$316,104	$320,183
NOI % growth	-2.3%		-1.3%

(1)             Based on properties owned continuously since 7/1/2005 and excludes properties classified in discontinued operations.

(2)             Based on properties owned continuously since 1/1/2005 and excludes properties classified in discontinued operations.

(3)             Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)             Includes some triple net lease rental income.

(5)             Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2006

DEBT SUMMARY

(dollars in thousands)

	Coupon	Interest	Principal		Maturity	Due at	Years to
	Rate	Rate (1)	Balance		Date	Maturity	Maturity

Secured Fixed Rate Debt:

Secured debt Six properties in Minneapolis, MN	7.020%	7.020%	$16,130		2/1/2008	$15,724	1.3
Secured debt Two properties in Richland, WA	8.000%	8.000%	4,355		11/15/2008	1,004	2.1
Secured debt One property in Buffalo, NY	5.170%	5.170%	3,549		1/1/2009	134	2.3
Secured debt See note (2)	6.814%	7.842%	243,384		1/31/2011	225,547	4.3
Secured debt One property in Bannockburn, IL	8.050%	5.240%	25,259		6/1/2012	22,719	5.7
Secured debt Two properties in Rochester, NY	6.000%	6.000%	5,380		10/11/2012	4,507	6.0
Secured debt One property in Macon, GA	4.950%	6.280%	14,006		5/11/2014	11,930	7.6
Secured debt One property in Syracuse, NY	7.310%	6.030%	4,545		1/1/2022	—	15.3
Secured debt One property in Syracuse, NY	7.850%	6.030%	2,209		1/1/2022	—	15.3
Secured debt 23 properties in Atlanta, GA (3)	8.500%	5.070%	29,117		4/11/2028	4,937	21.5
Secured debt One property in Philadelphia, PA (4)	6.794%	7.383%	42,162		1/1/2029	2,478	22.3
Total / weighted average secured fixed rate debt	6.958%	7.248%	$390,096			$288,980	7.8

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 55 bps) (5)	5.585%	5.585%	$310,000		8/22/2010	$310,000	3.9
Senior notes due 2011 (3-MONTH LIBOR + 60 bps) (6)	5.748%	5.748%	400,000		3/16/2011	400,000	4.5
Total / weighted average unsecured floating rate debt	5.677%	5.677%	$710,000			$710,000	4.2

Unsecured Fixed Rate Debt:
Senior notes due 2010	8.875%	9.000%	$30,000		8/1/2010	$30,000	3.8
Senior notes due 2010	8.625%	8.770%	20,000		10/1/2010	20,000	4.0
Senior notes due 2012	6.950%	7.179%	200,000		4/1/2012	200,000	5.5
Senior notes due 2013	6.500%	6.693%	200,000		1/15/2013	200,000	6.3
Senior notes due 2014	5.750%	5.828%	250,000		2/15/2014	250,000	7.4
Senior notes due 2015	6.400%	6.601%	200,000		2/15/2015	200,000	8.4
Senior notes due 2015	5.750%	5.790%	250,000		11/1/2015	250,000	9.1
Senior notes due 2016	6.250%	6.470%	400,000		8/15/2016	400,000	9.9
Total / weighted average unsecured fixed rate debt	6.312%	6.473%	$1,550,000			$1,550,000	7.9

Total / weighted average unsecured debt	6.113%	6.223%	$2,260,000			$2,260,000	6.8

Total / weighted average secured fixed rate debt	6.958%	7.248%	$390,096			$288,980	7.8
Total / weighted average unsecured floating rate debt	5.677%	5.677%	710,000			710,000	4.2
Total / weighted average unsecured fixed rate debt	6.312%	6.473%	1,550,000			1,550,000	7.9
Total / weighted average debt	6.237%	6.373%	$2,650,096	(7)		$2,548,980	6.9

(1)

Includes the effect of interest rate protection, mark-to-market accounting for certain assumed mortgages, and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs.

(2)	Eight properties in Austin, TX, one property in Philadelphia, PA, two properties in Los Angeles, CA and two properties in Washington, DC.
(3)

The loan becomes prepayable on 1/11/2008. On 4/11/2008, the interest rate increases to at least 13.5% and the loan becomes subject to accelerated amortization. We currently intend to prepay this loan in 2008.

(4)	The loan becomes prepayable on 1/31/2011. On 1/31/2011, the interest rate increases to 8.794% and the loan becomes subject to accelerated amortization. We currently intend to prepay this loan in 2011.
(5)

Interest rate is weighted average based on amounts outstanding during 2006. Interest rate on amounts outstanding at 9/30/06 is 5.9%. In August 2006, the revolving credit facility was amended to extend the maturity to 8/22/2010 and lower the interest payable on amounts drawn to LIBOR plus 55 bps.

(6)	The notes became prepayable, at par, on September 16, 2006. Interest rate is weighted average based on amounts outstanding during 2006. Interest rate on amounts outstanding at 9/30/06, is 6.0%.
(7)	Total debt as of 9/30/2006, net of unamortized premiums and discounts, equals $2,639,621.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2006

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured	Unsecured	Unsecured		Weighted
	Fixed Rate	Floating	Fixed		Average
Year	Debt	Rate Debt	Rate Debt	Total (1)	Interest Rate
2006	$2,659	$—	$—	$2,659	7.0%
2007	9,402	—	—	9,402	6.9%
2008	25,507	—	—	25,507	7.0%
2009	6,957	—	—	6,957	6.9%
2010	7,319	310,000	50,000	367,319	6.0%
2011	228,854	400,000	—	628,854	6.1%
2012	29,990	—	200,000	229,990	7.0%
2013	2,603	—	200,000	202,603	6.5%
2014	14,505	—	250,000	264,505	5.7%
2015	2,658	—	450,000	452,658	6.0%
2016 and thereafter	59,642	—	400,000	459,642	6.4%
Total	$390,096	$710,000	$1,550,000	$2,650,096	6.2%
Percent	14.7%	26.8%	58.5%	100.0%

(1)             Total debt as of 9/30/2006, net of unamortized premiums and discounts, equals $2,639,621.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2006

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	9/30/2006		6/30/2006		3/31/2006		12/31/2005		9/30/2005
Leverage Ratios:

Total debt / total assets	48.4%		48.0%		46.9%		47.3%		45.3%
Total debt / gross book value of real estate assets (1)	45.7%		45.4%		44.8%		46.7%		44.8%
Total debt / gross book value of real estate assets plus equity investments in former subsidiaries (1)	45.7%		45.4%		44.8%		45.1%		43.1%
Total debt / total market capitalization	47.0%		47.5%		46.2%		48.4%		42.7%
Total debt / total book capitalization	50.0%		49.5%		48.4%		48.8%		46.8%
Secured debt / total assets	7.1%		7.2%		7.1%		7.0%		6.7%
Variable rate debt / total debt	26.9%		26.0%		23.6%		24.0%		29.8%
Variable rate debt / total assets	13.0%		12.5%		11.1%		11.4%		13.5%

Coverage Ratios:

EBITDA / interest expense	2.7	x	2.7	x	2.9	x	3.0	x	3.3	x
EBITDA / interest expense + preferred distributions	2.2	x	2.2	x	2.3	x	2.3	x	2.5	x

Public Debt Covenants (2):

Debt / adjusted total assets (maximum 60%)	44.5%		44.4%		43.6%		44.1%		42.2%
Secured debt / adjusted total assets (maximum 40%)	6.6%		6.6%		6.6%		6.6%		6.3%
Consolidated income available for debt service / debt service (minimum 1.5x)	2.8	x	2.9	x	3.0	x	3.0	x	3.2	x
Total unencumbered assets / unsecured debt (minimum 150% / 200%)	223.6%		224.8%		229.6%		226.5%		239.0%

(1)	Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations less impairment writedowns, if any.
(2)

Adjusted total assets and unencumbered assets includes original cost of real estate assets and excludes depreciation and amortization, accounts receivable and other intangible assets. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, and gains and losses on sales of assets, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2006

TENANT IMPROVEMENTS, LEASING COSTS AND CAPITAL IMPROVEMENTS

(dollars and sq. ft. in thousands, except per sq. ft. data)

	For the Three Months Ended
	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005
Tenant improvements (TI)	$13,032	$14,641	$15,168	$23,436	$27,829
Leasing costs (LC)	5,339	9,692	5,050	7,124	4,617
Total TI and LC	18,371	24,333	20,218	30,560	32,446

Recurring building improvements (1)	5,615	6,254	5,615	8,986	7,044
Development, redevelopment and other activities (2)	8,114	4,820	2,687	3,458	4,674
Total capital improvements, including TI and LC	$32,100	$35,407	$28,520	$43,004	$44,164

Sq. ft. beginning of period	58,029	56,835	55,035	54,132	52,792
Sq. ft. end of period	58,070	58,029	56,835	55,035	54,132
Average sq. ft. during period	58,050	57,432	55,935	54,584	53,462

Recurring building improvements per average sq. ft. during period	$0.10	$0.11	$0.10	$0.16	$0.13

(1)             Building improvements generally include recurring expenditures that are necessary to maintain the value of our properties.

(2)             Development, redevelopment and other activities generally include non-recurring expenditures that increase the value of our properties.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2006

2006 ACQUISITIONS AND DISPOSITIONS INFORMATION

(dollars and sq. ft. in thousands, except per sq. ft. amounts)

Acquisitions:

								Weighted
								Average
						Purchase		Remaining
Date		Office/	Number of		Purchase	Price (1) /	Cap	Lease	Percent
Acquired	Location	Industrial	Properties	Sq. Ft.	Price (1)	Sq. Ft.	Rate (2)	Term (3)	Leased (4)	Major Tenant

Jan-06	Liverpool and Rochester, NY	Office	12	459	$51,600	$112.42	9.6%	3.5	92.5%	Element K Press, LLC
Mar-06	Dewitt, Fairport, Liverpool, Pittsford, Sherburne and Syracuse, NY	Office	23	1,368	150,000	109.65	8.8%	6.4	87.8%	Manning and Napier Advisors, Inc.
	Q1 2006 Total / Weighted Average		35	1,827	201,600	110.34	9.0%	5.8	88.9%

Apr-06	Winchester, VA	Industrial	1	308	14,735	47.84	9.1%	7.0	100.0%	Trex Company, Inc.
Apr-06	Macon, GA	Office	1	196	24,146	123.19	9.7%	4.7	98.9%	Ikon Office Solutions, Inc.
May-06	Columbia, SC	Office	8	538	51,100	94.98	9.3%	4.5	93.3%	State of South Carolina
Jun-06	Carmel, IN	Office	1	72	6,575	91.32	9.3%	3.2	87.6%	New York Life Insurance Co.
Jun-06	Blue Ash, OH	Office	1	93	8,700	93.55	9.9%	5.9	94.0%	First Data Government Solutions, Inc.

	Q2 2006 Total / Weighted Average		12	1,207	105,256	87.20	9.4%	4.8	95.6%

There were no acquisitions during the three months ended September 30, 2006.

	Total / Weighted Average		47	3,034	$306,856	$101.14	9.2%	5.5	91.6%

Dispositions:

									Sale Price
								Original	Multiple
						Original	Sale	Purchase	of Original		Book
Date		Office/	Number of		Sale	Purchase	Price (1) /	Price (1) /	Purchase		Gain
Sold	Location	Industrial	Properties	Sq. Ft.	Price (1)	Price (1)	Sq. Ft.	Sq. Ft.	Price		on Sale

There were no dispositions during the six months ended June 30, 2006.

Jul-06	Atlanta, GA	Office	4	68	$9,200	$8,090	$135.29	$118.97	1.1	x	$1,172
	Total		4	68	$9,200	$8,090	$135.29	$118.97	1.1	x	$1,172

(1)	Represents the gross contract purchase or sale price and excludes closing costs and purchase price allocations.
(2)	Represents the ratio of the estimated current GAAP based annual rental income less property operating expenses to the Purchase Price.
(3)	Average remaining lease term based on rental income as of the date acquired.
(4)	Percent leased as of the date acquired.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2006

2006 FINANCING ACTIVITIES

(amounts in thousands)

	For the Three Months Ended
	9/30/2006	6/30/2006	3/31/2006

Debt Transactions (1):
New debt raised	$—	$—	$400,000
New debt assumed as part of acquisitions	$—	$13,053	$7,532
Total new debt	—	13,053	407,532

Debt retired	$—	$—	$(350,000)
Net debt	$—	$13,053	$57,532

Equity Transactions:
New common shares issued	—	—	—
New common equity raised, net	$—	$—	$—

New preferred shares issued	—	—	6,000
New preferred equity raised, net	$—	$—	$145,015
Total new equity	$—	$—	$145,015

Preferred equity retired	$—	$—	$(200,000)
Net equity	$—	$—	$(54,985)

(1)             Excludes drawings and repayments on our revolving credit facility.

PORTFOLIO AND LEASING INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2006

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (SQUARE FEET)

(sq. ft. in thousands)

	Metro		Metro	Metro	Southern	Metro	Other
	Philadelphia, PA	Oahu, HI	Washington, DC	Boston, MA	California	Austin, TX	Markets	Total
Square Feet (1):
Office	5,453	—	2,645	2,740	1,444	1,492	20,170	33,944
Industrial	—	17,929	—	—	—	1,316	4,881	24,126
Total	5,453	17,929	2,645	2,740	1,444	2,808	25,051	58,070

CBD	4,602	158	892	523	331	186	4,801	11,493
Suburban	851	17,771	1,753	2,217	1,113	2,622	20,250	46,577
Total	5,453	17,929	2,645	2,740	1,444	2,808	25,051	58,070

U.S. Government and other government tenants (2)	11	—	1,373	211	509	15	3,452	5,571
Medical related tenants (2)	993	—	356	1,042	630	389	2,931	6,341
Land leases (2)	—	17,440	—	—	—	—	—	17,440
Other investment grade tenants (2)(3)	1,885	—	98	870	36	396	6,249	9,534
Other tenants (2)	2,052	7	728	582	236	1,837	9,924	15,366
Vacant	512	482	90	35	33	171	2,495	3,818
Total	5,453	17,929	2,645	2,740	1,444	2,808	25,051	58,070

Percent by Major Market:
Office	16%	0%	8%	8%	4%	4%	60%	100%
Industrial	0%	74%	0%	0%	0%	6%	20%	100%
Total	9%	31%	4%	5%	3%	5%	43%	100%

CBD	40%	1%	8%	4%	3%	2%	42%	100%
Suburban	2%	38%	4%	5%	2%	6%	43%	100%
Total	9%	31%	4%	5%	3%	5%	43%	100%

U.S. Government and other government tenants	0%	0%	25%	4%	9%	0%	62%	100%
Medical related tenants	16%	0%	6%	16%	10%	6%	46%	100%
Land leases	0%	100%	0%	0%	0%	0%	0%	100%
Other investment grade tenants (3)	20%	0%	1%	9%	0%	4%	66%	100%
Other tenants	13%	0%	5%	4%	1%	12%	65%	100%
Vacant	13%	13%	2%	1%	1%	5%	65%	100%
Total	9%	31%	4%	5%	3%	5%	43%	100%

Percent by Property Type and Tenant:
Office	100%	0%	100%	100%	100%	53%	80%	58%
Industrial	0%	100%	0%	0%	0%	47%	20%	42%
Total	100%	100%	100%	100%	100%	100%	100%	100%

CBD	84%	1%	34%	19%	23%	7%	19%	20%
Suburban	16%	99%	66%	81%	77%	93%	81%	80%
Total	100%	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	0%	52%	8%	35%	1%	14%	9%
Medical related tenants	18%	0%	13%	38%	44%	14%	11%	11%
Land leases	0%	97%	0%	0%	0%	0%	0%	30%
Other investment grade tenants (3)	35%	0%	4%	32%	3%	14%	25%	16%
Other tenants	38%	0%	28%	21%	16%	65%	40%	27%
Vacant	9%	3%	3%	1%	2%	6%	10%	7%
Total	100%	100%	100%	100%	100%	100%	100%	100%

(1)	Excludes properties classified in discontinued operations.
(2)	Sq. ft. is pursuant to signed leases as of 9/30/2006, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.
(3)	Excludes investment grade tenants included above.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2006

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (ANNUALIZED RENTAL INCOME)

(dollars in thousands)

	Metro Philadelphia, PA	Oahu, HI	Metro Washington, DC	Metro Boston, MA	Southern California	Metro Austin, TX	Other Markets	Total
Annualized Rental Income (1):
Office	$125,646	—	$79,382	$63,677	$49,789	$28,859	$347,238	$694,591
Industrial	—	60,714	—	—	—	15,090	41,021	116,825
Total	$125,646	$60,714	$79,382	$63,677	$49,789	$43,949	$388,259	$811,416

CBD	$113,623	$1,165	$35,712	$21,123	$21,352	$4,950	$87,627	$285,552
Suburban	12,023	59,549	43,670	42,554	28,437	38,999	300,632	525,864
Total	$125,646	$60,714	$79,382	$63,677	$49,789	$43,949	$388,259	$811,416

U.S. Government and other government tenants	$246	—	$40,881	$5,219	$10,412	$227	$63,040	$120,025
Medical related tenants	20,926	—	13,093	23,364	33,004	9,910	55,303	155,600
Land leases	—	60,563	—	—	—	—	—	60,563
Other investment grade tenants (2)	49,674	—	3,577	16,765	1,028	4,964	112,708	188,716
Other tenants	54,800	151	21,831	18,329	5,345	28,848	157,208	286,512
Total	$125,646	$60,714	$79,382	$63,677	$49,789	$43,949	$388,259	$811,416

Percent by Major Market:
Office	18%	0%	11%	9%	7%	4%	51%	100%
Industrial	0%	52%	0%	0%	0%	13%	35%	100%
Total	16%	7%	10%	8%	6%	5%	48%	100%

CBD	40%	0%	13%	7%	7%	2%	31%	100%
Suburban	2%	11%	8%	8%	6%	8%	57%	100%
Total	16%	7%	10%	8%	6%	5%	48%	100%

U.S. Government and other government tenants	0%	0%	34%	4%	9%	0%	53%	100%
Medical related tenants	13%	0%	8%	15%	21%	6%	37%	100%
Land leases	0%	100%	0%	0%	0%	0%	0%	100%
Other investment grade tenants (2)	26%	0%	2%	9%	0%	3%	60%	100%
Other tenants	19%	0%	8%	6%	2%	10%	55%	100%
Total	16%	7%	10%	8%	6%	5%	48%	100%

Percent by Property Type and Tenant:
Office	100%	0%	100%	100%	100%	66%	89%	86%
Industrial	0%	100%	0%	0%	0%	34%	11%	14%
Total	100%	100%	100%	100%	100%	100%	100%	100%

CBD	90%	2%	45%	33%	43%	11%	23%	35%
Suburban	10%	98%	55%	67%	57%	89%	77%	65%
Total	100%	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	0%	51%	8%	21%	1%	16%	15%
Medical related tenants	17%	0%	16%	37%	66%	23%	14%	19%
Land leases	0%	100%	0%	0%	0%	0%	0%	7%
Other investment grade tenants (2)	40%	0%	5%	26%	2%	11%	29%	23%
Other tenants	43%	0%	28%	29%	11%	65%	41%	36%
Total	100%	100%	100%	100%	100%	100%	100%	100%

(1)

Annualized rental income is rents pursuant to signed leases as of 9/30/2006, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization. Excludes rents from properties classified in discontinued operations.

(2)	Excludes investment grade tenants included above.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2006

SUMMARY OF PROPERTIES BY MAJOR MARKET

(amounts in thousands)

	As of 9/30/2006			Annualized	% of Annualized
Market	Properties	Sq. Ft.	% Sq. Ft.	Rental Income (1)	Rental Income (1)
Metro Philadelphia, PA	21	5,453	9.4%	$125,646	15.5%
Oahu, HI	56	17,929	30.9%	60,714	7.5%
Metro Washington, DC	20	2,645	4.6%	79,382	9.8%
Metro Boston, MA	36	2,740	4.7%	63,677	7.8%
Southern California	24	1,444	2.5%	49,789	6.1%
Metro Austin, TX	26	2,808	4.8%	43,949	5.4%
Other markets	304	25,051	43.1%	388,259	47.9%
Total	487	58,070	100.0%	$811,416	100.0%

	Percent NOI For the Three Months Ended (2)
	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005
Metro Philadelphia, PA	13.9%	14.1%	14.3%	15.5%	16.4%
Oahu, HI	10.9%	10.2%	9.7%	10.8%	10.1%
Metro Washington, DC	10.1%	10.1%	10.6%	11.6%	11.1%
Metro Boston, MA	8.1%	8.2%	8.5%	8.6%	8.8%
Southern California	7.0%	6.7%	7.1%	7.4%	7.6%
Metro Austin, TX	4.2%	4.5%	4.4%	4.0%	3.8%
Other markets	45.8%	46.2%	45.4%	42.1%	42.2%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

(1)          Annualized rental income is rents pursuant to signed leases as of 9/30/2006, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization and rents from properties classified in discontinued operations.

(2)          NOI, or property net operating income, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.  NOI for the three months ended 9/30/2006, 6/30/2006 and 3/31/2006 excludes properties classified in discontinued operations; prior periods reflect amounts previously reported and excludes retroactive adjustments for properties reclassified to discontinued operations in the current period.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2006

LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended (1)
	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005
Properties	487	487	474	442	434
Total sq. ft. (2)	58,070	58,029	56,835	55,035	54,132
Percentage leased	93.4%	93.6%	93.4%	94.3%	93.9%

Leasing Activity (sq. ft.):
New leases	642	629	606	538	512
Renewals	766	1,343	1,160	774	404
Total	1,408	1,972	1,766	1,312	916

% Change in GAAP Rent (3):
New leases	19%	8%	-4%	-2%	-6%
Renewals	1%	3%	4%	13%	-4%
Weighted average by sq. ft.	9%	5%	2%	5%	-5%

Capital Commitments (4):
New leases	$20,473	$10,975	$8,966	$9,681	$10,384
Renewals	5,205	15,116	9,944	3,738	2,834
Total	$25,678	$26,091	$18,910	$13,419	$13,218

Capital Commitments per Sq. Ft. (4):
New leases	$31.89	$17.45	$14.80	$17.99	$20.28
Renewals	$6.80	$11.26	$8.57	$4.83	$7.01
Total	$18.24	$13.23	$10.71	$10.23	$14.43

Weighted Average Lease Term by Sq. Ft. (years):
New leases	7.6	6.2	6.9	7.3	6.3
Renewals	5.0	8.9	11.7	11.4	5.5
Total	6.3	8.0	10.3	9.4	5.9

Capital Commitments per Sq. Ft. per Year:
New leases	$4.20	$2.81	$2.14	$2.46	$3.22
Renewals	$1.36	$1.26	$0.73	$0.42	$1.28
Total	$2.89	$1.65	$1.04	$1.09	$2.45

(1)          Results as of and for the three months ended 9/30/2006, 6/30/2006 and 3/31/2006 excludes properties classified in discontinued operations; prior periods reflect amounts previously reported and excludes retroactive adjustments for properties reclassified to discontinued operations in the current period.

(2)          Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for new tenants.

(3)          Percent difference in prior rents charged for same space.  Rents include expense reimbursements and exclude lease value amortization.

(4)          Represents commitments to tenant improvements (TI) and leasing costs (LC).

The above leasing summary is based on leases executed during the periods indicated.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2006

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET (3 MONTHS ENDED 9/30/2006)

(dollars and sq. ft. in thousands)

	Total Sq. Ft.	Sq. Ft. Leases Executed During
	As of	Three Months Ended 9/30/2006 (1)
Property Type/Market	9/30/2006 (1)	New	Renewals	Total
Office	33,944	486	527	1,013
Industrial	24,126	156	239	395
Total	58,070	642	766	1,408

CBD	11,493	75	98	173
Suburban	46,577	567	668	1,235
Total	58,070	642	766	1,408

Metro Philadelphia, PA	5,453	58	59	117
Oahu, HI	17,929	—	—	—
Metro Washington, DC	2,645	5	13	18
Metro Boston, MA	2,740	64	134	198
Southern California	1,444	4	13	17
Metro Austin, TX	2,808	61	35	96
Other markets	25,051	450	512	962
Total	58,070	642	766	1,408

	Sq. Ft. Leased
	As of	6/30/06		New and	Acquisitions /	As of	9/30/2006
	6/30/2006	% Leased (2)	Expired	Renewals	(Sales)	9/30/2006 (1)	% Leased
Office	31,033	91.5%	(1,124)	1,013	—	30,922	91.1%
Industrial	23,272	96.5%	(337)	395	—	23,330	96.7%
Total	54,305	93.6%	(1,461)	1,408	—	54,252	93.4%

CBD	10,612	92.4%	(236)	173	—	10,549	91.8%
Suburban	43,693	93.9%	(1,225)	1,235	—	43,703	93.8%
Total	54,305	93.6%	(1,461)	1,408	—	54,252	93.4%

Metro Philadelphia, PA	4,948	90.8%	(124)	117	—	4,941	90.6%
Oahu, HI	17,447	97.3%	—	—	—	17,447	97.3%
Metro Washington, DC	2,555	96.6%	(18)	18	—	2,555	96.6%
Metro Boston, MA	2,650	96.8%	(143)	198	—	2,705	98.7%
Southern California	1,414	97.9%	(19)	17	—	1,412	97.8%
Metro Austin, TX	2,593	92.4%	(53)	96	—	2,636	93.9%
Other markets	22,698	90.7%	(1,104)	962	—	22,556	90.0%
Total	54,305	93.6%	(1,461)	1,408	—	54,252	93.4%

(1)          Excludes sq. ft. from properties classified in discontinued operations.

(2)          Based on total sq. ft. as of June 30, 2006; excludes acquisitions and effects of space remeasurements during the period.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2006

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET (9 MONTHS ENDED 9/30/2006)

(dollars and sq. ft. in thousands)

	Total Sq. Ft.	Sq. Ft. Leases Executed During
	As of	Nine Months Ended 9/30/2006 (1)
Property Type/Market	9/30/2006 (1)	New	Renewals	Total
Office	33,944	1,302	2,199	3,501
Industrial	24,126	575	1,070	1,645
Total	58,070	1,877	3,269	5,146

CBD	11,493	389	806	1,195
Suburban	46,577	1,488	2,463	3,951
Total	58,070	1,877	3,269	5,146

Metro Philadelphia, PA	5,453	236	499	735
Oahu, HI	17,929	286	401	687
Metro Washington, DC	2,645	61	180	241
Metro Boston, MA	2,740	144	478	622
Southern California	1,444	15	46	61
Metro Austin, TX	2,808	143	58	201
Other markets	25,051	992	1,607	2,599
Total	58,070	1,877	3,269	5,146

	Sq. Ft. Leased
	As of	12/31/2005		New and	Acquisitions /	As of	9/30/06
	12/31/2005	% Leased (2)	Expired	Renewals	(Sales) (3)	9/30/2006 (1)	% Leased
Office	28,931	92.5%	(3,901)	3,501	2,391	30,922	91.1%
Industrial	22,952	96.6%	(1,575)	1,645	308	23,330	96.7%
Total	51,883	94.3%	(5,476)	5,146	2,699	54,252	93.4%

CBD	10,698	92.9%	(1,344)	1,195	—	10,549	91.8%
Suburban	41,185	94.6%	(4,132)	3,951	2,699	43,703	93.8%
Total	51,883	94.3%	(5,476)	5,146	2,699	54,252	93.4%

Metro Philadelphia, PA	5,064	93.0%	(858)	735	—	4,941	90.6%
Oahu, HI	17,481	97.8%	(721)	687	—	17,447	97.3%
Metro Washington, DC	2,538	95.9%	(224)	241	—	2,555	96.6%
Metro Boston, MA	2,654	97.0%	(571)	622	—	2,705	98.7%
Southern California	1,414	97.9%	(63)	61	—	1,412	97.8%
Metro Austin, TX	2,542	90.6%	(107)	201	—	2,636	93.9%
Other markets	20,190	91.4%	(2,932)	2,599	2,699	22,556	90.0%
Total	51,883	94.3%	(5,476)	5,146	2,699	54,252	93.4%

(1)          Excludes sq. ft. from properties classified in discontinued operations.

(2)          Based on total sq. ft. as of December 31, 2005; excludes acquisitions and effects of space remeasurements during the period.

(3)          Includes properties classified in discontinued operations during the current period.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2006

TENANTS REPRESENTING 1% OR MORE OF TOTAL RENT

(sq. ft. in thousands)

			% of Total	% of Rental
Tenant		Sq. Ft. (1)	Sq. Ft. (1)	Income (2)	Expiration
1	U.S. Government	4,943	9.1%	13.4%	2006 to 2020
2	GlaxoSmithKline plc	608	1.1%	1.8%	2013
3	PNC Financial Services Group	460	0.8%	1.4%	2011, 2021
4	Comcast Corporation	400	0.7%	1.2%	2006, 2008
5	Solectron Corporation	765	1.4%	1.1%	2014
6	Motorola, Inc.	766	1.4%	1.1%	2006, 2008, 2010
7	JDA Software Group, Inc.	283	0.5%	1.1%	2012
8	The Scripps Research Institute	164	0.3%	1.1%	2019
9	Tyco International Ltd.	660	1.2%	1.1%	2007, 2017
10	Ballard Spahr Andrews & Ingersoll, LLP	231	0.4%	1.0%	2008, 2015
11	Westinghouse Electric Corporation	534	1.0%	1.0%	2010, 2011
	Total	9,814	17.9%	25.3%

(1)

Sq. ft. is pursuant to signed leases as of 9/30/2006, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease. Excludes sq. ft. from properties classified in discontinued operations.

(2)

Rental income is rents pursuant to signed leases as of 9/30/2006, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization and rents from properties classified in discontinued operations.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2006

THREE YEAR LEASE EXPIRATION SCHEDULE BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	Total as of 9/30/2006 (1)	2006	2007	2008	2009 and Thereafter

Office:
Total sq. ft.	33,944
Leased sq. ft. (2)	30,922	1,295	2,786	3,172	23,669
Percent	100.0%	4.2%	9.0%	10.3%	76.5%
Annualized rental income (3)	$694,591	$29,397	$61,977	$70,218	$532,999
Percent	100.0%	4.2%	8.9%	10.1%	76.8%

Industrial:
Total sq. ft.	24,126
Leased sq. ft. (2)	23,330	181	1,104	1,430	20,615
Percent	100.0%	0.8%	4.7%	6.1%	88.4%
Annualized rental income (3)	$116,825	$1,192	$7,268	$10,029	$98,336
Percent	100.0%	1.0%	6.2%	8.6%	84.2%

CBD:
Total sq. ft.	11,493
Leased sq. ft. (2)	10,549	360	797	1,235	8,157
Percent	100.0%	3.4%	7.6%	11.7%	77.3%
Annualized rental income (3)	$285,552	$10,926	$20,653	$30,399	$223,574
Percent	100.0%	3.8%	7.2%	10.6%	78.4%

Suburban:
Total sq. ft.	46,577
Leased sq. ft. (2)	43,703	1,116	3,093	3,367	36,127
Percent	100.0%	2.6%	7.1%	7.7%	82.6%
Annualized rental income (3)	$525,864	$19,663	$48,592	$49,848	$407,761
Percent	100.0%	3.7%	9.2%	9.5%	77.6%

Total:
Total sq. ft.	58,070
Leased sq. ft. (2)	54,252	1,476	3,890	4,602	44,284
Percent	100.0%	2.7%	7.2%	8.5%	81.6%
Annualized rental income (3)	$811,416	$30,589	$69,245	$80,247	$631,335
Percent	100.0%	3.8%	8.5%	9.9%	77.8%

(1)	Excludes sq. ft. and rents from properties classified in discontinued operations.
(2)	Sq. ft. is pursuant to signed leases as of 9/30/2006, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.
(3)	Annualized rental income is rents pursuant to signed leases as of 9/30/2006, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2006

THREE YEAR LEASE EXPIRATION SCHEDULE BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	Total as of 9/30/2006 (1)	2006	2007	2008	2009 and Thereafter
Metro Philadelphia, PA:
Total sq. ft.	5,453
Leased sq. ft. (2)	4,941	75	142	682	4,042
Percent	100.0%	1.5%	2.9%	13.8%	81.8%
Annualized rental income (3)	$125,646	$3,101	$3,088	$16,169	$103,288
Percent	100.0%	2.5%	2.5%	12.9%	82.1%
Oahu, HI:
Total sq. ft.	17,929
Leased sq. ft. (2)	17,447	106	447	495	16,399
Percent	100.0%	0.6%	2.6%	2.8%	94.0%
Annualized rental income (3)	$60,714	$449	$961	$2,423	$56,881
Percent	100.0%	0.7%	1.6%	4.0%	93.7%
Metro Washington, DC:
Total sq. ft.	2,645
Leased sq. ft. (2)	2,555	171	223	124	2,037
Percent	100.0%	6.7%	8.7%	4.9%	79.7%
Annualized rental income (3)	$79,382	$4,338	$6,603	$3,781	$64,660
Percent	100.0%	5.5%	8.3%	4.8%	81.4%
Metro Boston, MA
Total sq. ft.	2,740
Leased sq. ft. (2)	2,705	113	351	150	2,091
Percent	100.0%	4.2%	13.0%	5.5%	77.3%
Annualized rental income (3)	$63,677	$3,380	$7,630	$4,176	$48,491
Percent	100.0%	5.3%	12.0%	6.6%	76.1%
Southern California:
Total sq. ft.	1,444
Leased sq. ft. (2)	1,412	84	280	113	935
Percent	100.0%	5.9%	19.8%	8.0%	66.3%
Annualized rental income (3)	$49,789	$2,283	$8,849	$4,910	$33,747
Percent	100.0%	4.6%	17.8%	9.9%	67.7%
Metro Austin, TX:
Total sq. ft.	2,808
Leased sq. ft. (2)	2,636	33	530	173	1,900
Percent	100.0%	1.3%	20.1%	6.6%	72.0%
Annualized rental income (3)	$43,949	$715	$7,481	$3,512	$32,241
Percent	100.0%	1.6%	17.0%	8.0%	73.4%
Other markets:
Total sq. ft.	25,051
Leased sq. ft. (2)	22,556	894	1,917	2,865	16,880
Percent	100.0%	4.0%	8.5%	12.7%	74.8%
Annualized rental income (3)	$388,259	$16,323	$34,633	$45,276	$292,027
Percent	100.0%	4.2%	8.9%	11.7%	75.2%
Total:
Total sq. ft.	58,070
Leased sq. ft. (2)	54,252	1,476	3,890	4,602	44,284
Percent	100.0%	2.7%	7.2%	8.5%	81.6%
Annualized rental income (3)	$811,416	$30,589	$69,245	$80,247	$631,335
Percent	100.0%	3.8%	8.5%	9.9%	77.8%

(1)	Excludes sq. ft. and rents from properties classified in discontinued operations.
(2)	Sq. ft. is pursuant to signed leases as of 9/30/2006, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.
(3)	Annualized rental income is rents pursuant to signed leases as of 9/30/2006, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2006

PORTFOLIO LEASE EXPIRATION SCHEDULE

(dollars and sq. ft. in thousands)

					Cumulative %
	Sq. Ft. Expiring (1)	% of Sq. Ft. Expiring	Annualized Rental Income Expiring (2)	% of Annualized Rental Income Expiring	of Annualized Rental Income Expiring
2006	1,476	2.7%	$30,589	3.8%	3.8%
2007	3,890	7.2%	69,245	8.5%	12.3%
2008	4,602	8.5%	80,247	9.9%	22.2%
2009	3,658	6.7%	65,468	8.1%	30.3%
2010	5,166	9.5%	91,899	11.3%	41.6%
2011	4,957	9.1%	87,948	10.8%	52.4%
2012	3,748	6.9%	74,273	9.2%	61.6%
2013	2,210	4.1%	41,673	5.1%	66.7%
2014	2,440	4.5%	43,222	5.3%	72.0%
2015	2,405	4.4%	52,087	6.4%	78.4%
2016 and thereafter	19,700	36.4%	174,765	21.6%	100.0%
Total	54,252	100.0%	$811,416	100.0%

Weighted average remaining lease term (in years)	9.5		6.5

(1)

Sq. ft. is pursuant to signed leases as of 9/30/2006, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease. Excludes sq. ft. from properties classified in discontinued operations.

(2)

Annualized rental income is rents pursuant to signed leases as of 9/30/2006, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization and rents from properties classified in discontinued operations.